UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2022

VIATRIS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39695	83-4364296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Mylan Boulevard, Canonsburg, Pennsylvania, 15317

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (724) 514-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VTRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 27, 2022, Viatris Inc., a Delaware corporation (“Viatris”), entered into a Transaction Agreement (the “Transaction Agreement”) with Biocon Biologics Limited, a public limited company incorporated under the India Companies Act, 2013 (“Biocon Biologics”), pursuant to which, on the terms and subject to the conditions set forth in the Transaction Agreement, Viatris will contribute its biosimilars portfolio (the “Biosimilars Portfolio”) to Biocon Biologics and its subsidiaries (the “Transaction”).

Consideration. The consideration to be paid to Viatris in the Transaction is up to $3.335 billion on a cash-free, debt-free basis, consisting of (a) $2.0 billion in cash consideration at closing, subject to certain adjustments as set forth in the Transaction Agreement, (b) a convertible preferred equity stake in Biocon Biologics initially representing at least 12.9% of the equity in Biocon Biologics (on a fully diluted basis), as described below, (c) $160.0 million in future cash consideration, payable on the second anniversary of closing and (d) $175.0 million in future cash consideration, payable on April 8, 2024, subject to limited exceptions, as described below.

Viatris’ convertible preferred equity stake in Biocon Biologics will initially be convertible into common shares representing 12.9% of the equity in Biocon Biologics (on a fully diluted basis), and could be convertible into a larger number of shares upon certain mandatory conversion events, depending on the valuations attributable to such events. In addition, the parties have agreed that Viatris will be permitted to retain certain assets that would otherwise be payable to Biocon Biologics in connection with certain events in the future, depending on the valuations attributable to such events.

Pursuant to the Transaction Agreement, Biocon Biologics will have a right, exercisable for a specified period of time following the date of the Transaction Agreement, to elect not to acquire assets and liabilities related to Viatris’ aflibercept product candidate. In the event Biocon Biologics exercises such right, such assets and liabilities would not transfer to Biocon Biologics in the Transaction and Viatris would not receive the $175.0 million in future cash consideration payable on April 8, 2024.

The consideration will be financed with a combination of committed equity financing and debt and/or equity financing to be obtained prior to the closing. The closing of the Transaction is not subject to a financing condition.

Structure. At the closing of the Transaction, Biocon Biologics will acquire all of the outstanding equity interests in two wholly owned subsidiaries of Viatris, which will own substantially all of Viatris’ assets and liabilities related to the Biosimilars Portfolio. Certain assets and liabilities, and certain in-scope employees, will not transfer to Biocon Biologics until after the expiration or termination of transition services that will be provided by Viatris following the closing.

Closing Conditions. Consummation of the Transaction is subject to various closing conditions, including, among others, (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of certain consents and approvals, including regulatory approvals in India, (ii) the consummation of an approximately $500 million committed equity financing from Biocon Limited (“Biocon Parent”) and an approximately $300 million committed equity financing from Serum Institute Life Sciences Private Limited (“Serum”), (iii) the continued effectiveness of certain agreements between Biocon Biologics and Serum and (iv) other customary closing conditions.

Representations, Warranties and Covenants. Biocon Biologics and Viatris make certain customary representations, warranties and covenants in the Transaction Agreement, including, among other things, covenants by Viatris not to take certain actions with respect to the Biosimilars Portfolio prior to the closing of the Transaction without the prior approval of Biocon Biologics and non-compete obligations of Viatris with respect to biosimilars for a period of time following the closing. In addition, Biocon Biologics agrees not to take certain actions prior to the closing of the Transaction without the prior approval of Viatris. Subject to certain limitations as set forth in the Transaction Agreement, Biocon Biologics and Viatris will indemnify each other for certain liabilities and for certain losses arising out of breaches of certain representations, warranties, covenants and agreements. Representations, warranties and pre-closing covenants of each party will survive the closing of the Transaction for a period of 15 months, and covenants to be performed following the closing or that by their terms survive the closing will survive until performed in full or for such period as may be set forth therein.

Termination. The Transaction Agreement contains specified termination rights for Viatris and Biocon Biologics, including in the event that the Transaction has not been consummated on or prior to March 31, 2023, subject to an extension to June 30, 2023 if certain conditions relating to regulatory approvals have not been satisfied or waived on such date.

Other Agreements. At the closing of the Transaction Agreement, Viatris and Biocon Biologics will also enter into other definitive agreements, including, among others, (a) a Shareholders’ Agreement, (b) an Employee Matters Agreement and (c) a Transition Services Agreement.

The Shareholders’ Agreement will govern, among other things, the rights and obligations of Viatris, as a shareholder in Biocon Biologics, including certain liquidity rights, a director appointment right, minority protection rights, tag-along rights and drag-along obligations. Pursuant to the Shareholders’ Agreement, Biocon Biologics has also agreed to use commercially reasonable efforts to target an initial public offering (IPO) in India as early as late 2023.

The Employee Matters Agreement will govern, among other things, Viatris’ and Biocon Biologics’ obligations with respect to employees of the Biosimilars Portfolio, including the determination of in-scope employees, the transfer of such employees and related matters, such as benefits and liabilities.

Pursuant to the Transition Services Agreement, Viatris will provide certain transition services to Biocon Biologics for an expected two-year period, including commercialization services, in exchange for cost reimbursement (subject to certain limitations) and an annual mark-up of $44.0 million.

The foregoing description of the Transaction Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Transaction Agreement, which is attached as Exhibit 2.1 and is incorporated herein by reference.

The above descriptions of the Transaction Agreement, the Shareholders’ Agreement, the Employee Matters Agreement, the Transition Services Agreement and the other definitive agreements have been included to provide investors and security holders with information regarding the terms of such agreements. It is not intended to provide any other factual information about Viatris and Biocon Biologics and their respective subsidiaries and affiliates, or any of their respective businesses. The Transaction Agreement contains representations and warranties that are solely for the benefit of parties thereto. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure letters that the parties have exchanged in connection with signing the Transaction Agreement as of a specific date. The disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Transaction Agreement. Therefore, investors and security holders should not treat the representations and warranties as categorical statements of fact. Moreover, these representations and warranties may apply standards of materiality in a way that is different from what may be material to investors. They were made only as of the date of the Transaction Agreement or such other date or dates as may be specified in the Transaction Agreement and they are subject to more recent developments. Accordingly, investors and security holders should read the representations and warranties in the Transaction Agreement not in isolation but only in conjunction with the other information about Viatris and its respective subsidiaries that the respective companies include in reports and statements Viatris files with the Securities and Exchange Commission (“SEC”).

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements”. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include, without limitation, statements about the Transaction, the expected timetable for completing the Transaction, the benefits and synergies of the Transaction, the sale or conversion of Viatris’ equity stake in Biocon Biologics, future opportunities for Viatris and its products and any other statements regarding Viatris’ future operations, financial or operating results, capital allocation, dividend policy and payments, debt ratio and covenants, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competitions, commitments, confidence in future results, efforts to create, enhance or otherwise unlock the value of our unique global platform, and other expectations and targets for future periods. Forward-looking statements may often be identified by the use of words such as “will”, “may”, “could”, “should”, “would”, “project”, “believe”, “anticipate”, “expect”, “plan”, “estimate”, “forecast”, “potential”, “pipeline”, “intend”, “continue”, “target”, “seek” and variations of these words or comparable words. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the Transaction may not achieve its intended benefits; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Transaction; changes in relevant tax and other laws; the parties’ ability to consummate the Transaction; the conditions to the completion of the Transactions; receipt of regulatory approvals required for the Transaction not being obtained on the terms expected or on the anticipated schedule or at all; the integration of Mylan N.V. (“Mylan”) and Pfizer Inc.’s Upjohn business (the “Upjohn Business”) or the implementation of the Viatris’ global restructuring program being more difficult, time consuming or costly than expected; the possibility that Viatris may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the transaction pursuant to which Mylan combined with the Upjohn Business in a Reverse Morris Trust transaction (the “Combination”) and Upjohn Inc. became the parent entity of the combined Upjohn Business and Mylan business and was renamed “Viatris Inc.” or its global restructuring program within the expected timeframe or at all; the possibility that Viatris may be unable to successfully integrate Mylan and the Upjohn Business or implement its global restructuring program; operational or financial difficulties or losses associated with Viatris’ reliance on agreements with Pfizer in connection with the Combination, including with respect to transition services; the possibility that Viatris may be unable to achieve all intended benefits of its strategic initiatives; the potential impact of public health outbreaks, epidemics and pandemics, including the ongoing challenges and uncertainties posed by the COVID-19 pandemic; Viatris’ failure to achieve expected or targeted future financial and operating performance and results; actions and decisions of healthcare and pharmaceutical regulators; changes in relevant laws and regulations, including but not limited to changes in tax, healthcare and pharmaceutical laws and regulations globally (including the impact of potential tax reform in the U.S.); the ability to attract and retain key personnel; Viatris’ liquidity, capital resources and ability to obtain financing; any regulatory, legal or other impediments to the Viatris’ ability to bring new products to market, including but not limited to “at-risk launches”; success of clinical trials and the Viatris’ or its partners’ ability to execute on new product opportunities and develop, manufacture and commercialize products; any changes in or difficulties with Viatris’ manufacturing facilities, including with respect to inspections, remediation and restructuring activities, supply chain or inventory or the ability to meet anticipated demand; the scope, timing and outcome of any ongoing legal proceedings, including government inquiries or investigations, and the impact of any such proceedings on Viatris; any significant breach of data security or data privacy or disruptions to our information technology systems; risks associated with having significant operations globally; the ability to protect intellectual property and preserve intellectual property rights; changes in third-party relationships; the effect of any changes in Viatris’ or its partners’ customer and supplier relationships and customer purchasing patterns, including customer loss and business disruption being greater than expected following the Combination; the impacts of competition, including decreases in sales or revenues as a result of the loss of market exclusivity for certain products; changes in the economic and financial conditions of Viatris or its partners; uncertainties regarding future demand, pricing and reimbursement for Viatris’ products; uncertainties and matters beyond the control of management, including but not limited to general political and economic conditions, inflation rates and global exchange rates; and inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements, and the providing of estimates of financial measures, in accordance with accounting principles generally accepted in the United States and related standards or on an adjusted basis. For more detailed information on the risks and uncertainties associated with Viatris, see the risks described in Part I, Item 1A of Viatris’ Annual Report on Form 10-K for the year ended December 31, 2021, and our other filings with the SEC. You can access Viatris’ filings with the SEC through the SEC website at www.sec.gov or through our website, and Viatris strongly encourages you to do so. Viatris routinely posts information that may be important to investors on our website at investor.viatris.com, and we use this website address as a means of disclosing material information to the public in a broad, non-exclusionary manner for purposes of the SEC’s Regulation Fair Disclosure (Reg FD). The contents of our website are not incorporated into this filing or our other filings with the SEC. Viatris undertakes no obligation to update any statements herein for revisions or changes after the date of this filing other than as required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Transaction Agreement, dated as of February 27, 2022, by and among Biocon Biologics Limited and Viatris Inc.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Viatris agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viatris Inc.

By:	/s/ Sanjeev Narula
Sanjeev Narula
Chief Financial Officer

Date: February 28, 2022